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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2003

                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   0-24737                    76-0470458
      (State or Other           (Commission File             (IRS Employer
      Jurisdiction of               Number)                  Identification
       Incorporation)                                            Number)

                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000

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    This document includes "forward-looking" statements within the meaning of
  Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

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Item 9. Regulation FD Disclosure

On January 16, 2003, Crown Castle International Corp. ("Company") sent a notice to the directors and executive officers of the Company informing them that, as a result of a change in the Company's 401(k) plan provider, between the dates of January 24, 2003 and on or about February 17, 2003, there will be a trading blackout period with respect to the trading of equity securities of the Company acquired in connection with service or employment to the Company.

A copy of such notice is filed herewith as Exhibit 99.1 and is incorporated herein by reference. This exhibit is not filed but furnished pursuant to Regulation FD.


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Item 7. Financial Statements and Exhibits

         (c) Exhibits

          Exhibit No.     Description

          99.1 Notice to directors and executive officers of Crown Castle International Corp.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        By: /s/ E. Blake Hawk
                                           ------------------------------
                                           Name:  E. Blake Hawk
                                           Title: Executive Vice President and
                                                  General Counsel

Date: January 16, 2003


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                               EXHIBIT INDEX

    Exhibit No.      Description

     99.1 Notice to directors and executive officers of Crown Castle International Corp.


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